SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 4, 2002
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

      On March 4, 2002, a news release was issued by General Motors Corporation
(GM) announcing the election of Armando Codina to the General Motors Board of Directors effective immediately. The release is as follows:

       Florida Businessman Armando Codina Elected To GM Board Of Directors

DETROIT - General Motors Corp. Chairman John F. Smith, Jr. today announced the election of Armando Codina to the General Motors Board of Directors effective immediately. The election of Codina increases the membership of the GM board to 14, of whom 12 are independent, outside directors.

Codina, 55, is the Chairman and CEO of the Codina Group, a privately held Florida-based full-service commercial real estate firm founded in 1979, and recognized by Florida Trend magazine as the largest commercial developer in the State of Florida. Codina previously was the President of Professional Automated Services (P.A.S.), a firm he founded in 1970 to provide data processing services to physicians. P.A.S. was sold in 1978. He is recognized as a pioneer in the development of medical management systems.

"The election of Armando to the GM board reflects our commitment to reach out to people with exceptional leadership and business skills," said GM Chairman John
F. Smith, Jr. "Armando brings to the board a solid history of business and community leadership combined with a long record of humanitarian service."

Codina also serves on the board of directors of AMR (American Airlines), BellSouth Corporation, FPL Group Inc., and Winn-Dixie Stores. Active in civic and community affairs, Codina is the Chairman of the Board of Trustees of Florida International University. He was recently co-chair of the Community Partnerships for the Homeless. He is a member of the Florida Council of 100 and member of the Orange Bowl Committee. The American Red Cross recognized Codina as the Humanitarian of the Year in 2000. The Florida Council on Economic Education presented Codina the Free Enterpriser of the Year award in 1999. The National Association of Industrial and Office Properties also selected him as the Developer/Owner of the Year in 1994. In addition, he received the Silver Medallion Award from the National Conference of Christians and Jews in 1980.

Codina received an honorary doctor of law degree from Florida International University. He also received The Charles Whited Spirit of Excellence Award from Knight Ridder Newspapers, Entrepreneur of the Year award from The Wharton School, and was named to the Business Leadership Hall of Fame by Junior Achievement.

                                      # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    March 5, 2002
        -------------
                                            By
                                            s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)